                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                ------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                               JANUARY 13, 1999
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                  HAGGAR CORP.
             (Exact name of registrant as specified in the charter)

            NEVADA                        0-20850               75-2187001
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         file number)       Identification Number)

                               6113 LEMMON AVENUE
                              DALLAS, TEXAS 75209
          (Address of principal executive offices including zip code)
                                (214) 352-8481
             (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------



          Index to exhibits appears on sequentially numbered page 12.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 13, 1999, Haggar Clothing Co. (Haggar), a wholly-owned subsidiary of the registrant, Haggar Corp., completed the previously announced acquisition of Jerell, Inc. ("Old Jerell"), a Texas corporation engaged in the design and marketing of women's apparel. Pursuant to an Agreement and Plan of Merger dated December 17, 1998 (the "Agreement"), Old Jerell was merged into a Texas corporation recently formed as a wholly-owned subsidiary of Haggar. Immediately thereafter, the Texas subsidiary was merged into a newly formed Nevada corporation which is also a wholly-owned subsidiary of Haggar, and the name of the surviving Nevada subsidiary was changed to Jerell, Inc. ("New Jerell").

The purchase price for the acquisition was determined by arm's-length negotiation among the parties. In connection with the merger, Haggar paid cash consideration of $36.9 million to the shareholders of Old Jerell, all of whom were directors, officers, employees or previous employees (or affiliates thereof) of Old Jerell. The total cash consideration is subject to certain post-closing adjustments related to Old Jerell as of the closing date. In order to facilitate these post-closing adjustments and provide a source of recovery for any breaches of representations by Old Jerell, the shareholders of Old Jerell have deposited $2.0 million in escrow with Chase Bank of Texas to be held until January 13, 2000. In addition, a shareholder of Old Jerell also deposited $1.5 million with Chase Bank of Texas of which various amounts will be distributed in annual installments to the shareholder through January 13, 2002.

Pursuant to the Agreement, Haggar also paid $0.4 million to a certain executive officer of Old Jerell in consideration for a covenant not to compete with New Jerell. Immediately subsequent to the acquisition, Haggar repaid $4.7 million in indebtedness incurred by Old Jerell pursuant to a third party factoring agreement. In addition, Haggar incurred approximately $0.2 million in expenses attributable to the acquisition. Of the $42.2 million aggregate acquisition cost, Haggar borrowed $20.0 million under its existing credit facility with Chase Bank of Texas, received $2.8 million from the repayment of loans from certain shareholders of Old Jerell, and funded the balance from working capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired

              Jerell, Inc.'s financial statements for the year ending October
              31, 1998, are filed as part of this report and are listed as
              Exhibit 99(a) of this report.

         (b)  Pro forma Financial Information

              Pro Forma financial statements filed as part of this report are listed on the Index of Financial Information on page 4 of this report.

         (c)  Exhibits

              (2)     Agreement and Plan of Merger dated December 17, 1998, among
                      Haggar Clothing, Co., JI Acquisition, Inc., Jerell, Inc., and the shareholders named therein.

              (10)    (a) Escrow Agreement dated January 13, 1999, among Hagger
                      Clothing Co., Chase Bank of Texas, and the Seller
                      Representive named therein.

                      (b) Restated Employment Agreement effective November 1,
                      1994, between Jerell, Inc., and the Employee named therein.

                      (c) First Amendment to Restated Employment Agreement dated January 13, 1999, among Jerell, Inc., Haggar
                      Clothing Co., and the Employee named therein.

              (99) (a) Financial statements of Jerell, Inc. for the year ending October 31, 1998, including Report of Independent
                      Public Accountants.

                      (b) Consent of Independent Public Accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 28, 1999

                                       HAGGAR CORP.
                                       (Registrant)



                                       By:  /s/       DAVID M. TEHLE
                                           ------------------------------------
                                                      David M. Tehle
                                              (SENIOR VICE PRESIDENT, CHIEF
                                                   FINANCIAL OFFICER)

                                  HAGGAR CORP.

                        Index of Financial Information

ITEM 7. (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED                       EXHIBIT NO.
                                                                            -----------
Financial Statements of Jerell, Inc. for the year
        ended October 31, 1998, including the
        Report of Independent Auditors.....................................     99(a)

ITEM 7. (B) PRO FORMA FINANCIAL INFORMATION                                   PAGE NO.
                                                                            -----------

Summary of Information Related to the
        Unaudited Condensed Pro Forma
        Consolidated Financial Data........................................         5

Unaudited Condensed Pro Forma Consolidated
        Balance Sheet as of September 30, 1998.............................     6 - 7

Notes to Unaudited Condensed Pro Forma
        Consolidated Balance Sheet as of
        September 30, 1998.................................................     8 - 9

Unaudited Condensed Pro Forma Consolidated Statement of
        Operations for the year ending September 30, 1998..................        10

Notes to Unaudited Condensed Pro Forma Consolidated
        Statement of Operations for the year ending
        September 30, 1998.................................................        11

ITEM 7. (C) PRO FORMA FINANCIAL INFORMATION

Index of Exhibits..........................................................        12

                      SUMMARY INFORMATION RELATED TO THE
           UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited condensed pro forma consolidated financial data consists of the Unaudited Condensed Pro Forma Consolidated Balance Sheet of Haggar Corp. and its subsidiaries ("Haggar") as of September 30, 1998, and the Unaudited Condensed Pro Forma Consolidated Statement of Operations of Haggar for the year ended September 30, 1998 (collectively, the "Pro Forma Statements"). The Unaudited Condensed Pro Forma Consolidated Balance Sheet gives effect to the purchase of the common stock of Jerell, Inc. ("Jerell") (the "Transaction") as if the Transaction had occurred on September 30, 1998. The Unaudited Condensed Pro Forma Consolidated Statement of Operations for the year ending September 30, 1998, gives effect to the Transaction as if the Transaction had occurred on October 1, 1997.

The Pro Forma Statements do not purport to represent what the results of operations of Haggar would actually have been if the aforementioned Transaction in fact had occurred on the assumed dates, or to project the results of operations for any future periods or at any future date.

                         HAGGAR CORP. AND SUBSIDIARIES
           UNAUDITED-CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1998
                                (IN THOUSANDS)

                                                         PURCHASE OF JERELL, INC.
                                           HISTORICAL    -------------------------    PRO FORMA
ASSETS                                      BALANCES       DEBIT          CREDIT      BALANCES
                                           ----------    ----------     ----------    ---------
Current assets:

Cash and cash equivalents                   $ 20,280     $   126(a)     $ 4,741(b)    $  1,635
                                                           2,817(c)         444(e)
                                                             660(d)      37,063(g)
                                                          20,000(f)

Accounts receivable, net                      63,613       4,172(a)                     72,526
                                                           4,741(b)

Inventories                                   92,244       7,374(a)         400(h)      99,218

Deferred tax benefit                           7,623         186(a)                      7,809

Other current assets                           1,557       3,179(a)       2,817(c)       1,919
                                            --------     ----------     ----------    --------
      Total current assets                   185,317      43,255         45,465        183,107

Property, plant and equipment, net            64,424       1,127(a)                     65,551

Goodwill, net                                     --      27,129(g)                     27,129

Other assets                                   2,234       1,162(a)                      3,840
                                                             444(e)
                                            --------     ----------     ----------    --------
Total Assets                                $251,975     $73,117        $45,465       $279,627
                                            --------     ----------     ----------    --------
                                            --------     ----------     ----------    --------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                            $ 22,995                    $ 3,745(a)    $ 26,740

Accrued liabilities                           31,261                      2,150(a)      34,371
                                                                            660(d)
                                                                            300(h)
Short-term borrowings                          3,453                                     3,453

Current portion of
long-term debt                                 3,854                        155(a)       4,009
                                            --------     ----------     ----------    --------
      Total current liabilities               61,563                      7,010         68,573

Long-term debt                                24,937                        642(a)      45,579
                                                                         20,000(f)
                                            --------     ----------     ----------    --------
      Total liabilities                       86,500                     27,652        114,152

                          HAGGAR CORP. AND SUBSIDIARIES
            UNAUDITED-CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (IN THOUSANDS)


Stockholders' equity:

Common stock, $0.10 par value                    857                                       857

Additional paid-in capital                    41,860                                    41,860
Retained earnings                            128,329                                   128,329
                                            --------     ----------     ----------    --------
                                             171,046                                   171,046
Less - Treasury stock at cost                 (5,571)                                   (5,571)
                                            --------     ----------     ----------    --------
      Total stockholders'
           equity                            165,475                                   165,475

Total liabilities and
    stockholders' equity                    $251,975     $       --     $   27,652     $279,627
                                            --------     ----------     ----------    --------
                                            --------     ----------     ----------    --------



The accompanying notes are an integral part of this statement.

                         HAGGAR CORP. AND SUBSIDIARIES
                    NOTES TO UNAUDITED CONDENSED PRO FORMA
                          CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1998

The unaudited condensed pro forma consolidated balance sheet as of September 30, 1998, combines the following information (in thousands):

         1. The historical consolidated balance sheet of Haggar Corp. and subsidiaries as of September 30, 1998,

         2. The historical consolidated balance sheet of Jerell, Inc. as of October 31, 1998, and

         3. The sources and uses of funds to acquire the Jerell, Inc. stock as follows:

         Sources of Funds:                                                            Amount
                                                                                     --------
                  Excess cash on hand available for investment                        $18,771

                  Borrowings under revolving line of credit                            20,000

                  Payment of notes receivable due from former
                  stockholders of Jerell, Inc.                                          2,817

                  Payment by former stockholders of Jerell, Inc.
                  for tax withholdings                                                    660
                                                                                      -------
                  Total Sources of Funds                                              $42,248
                                                                                      -------
                                                                                      -------

         Uses of Funds:

                  Purchase of stock                                                   $36,863

                  Payment pursuant to non-compete agreements                              444

                  Payment of funds borrowed from factor                                 4,741

                  Costs and expenses related to the purchase of stock                     200
                                                                                      -------
                  Total Uses of Funds                                                 $42,248
                                                                                      -------
                                                                                      -------

                          HAGGAR CORP. AND SUBSIDIARIES
                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

Pro forma adjustments to reflect the acquisition of Jerell, Inc. are as follows (in thousands):

         (a)   To record the book value of account balances of Jerell, Inc.
               at October 31, 1998.

         (b)   To record the payment of funds borrowed
               from factor.........................................................  $4,741

         (c)   To record the payment of notes receivable
               due from former stockholders........................................  $2,817

         (d)   To record the payment by former stockholders
               for tax withholdings................................................    $660

         (e)   To record the payment of non-compete
               agreements with certain executive officers
               of Jerell, Inc. ....................................................    $444

         (f)   To record funds borrowed under the
               revolving line of credit ........................................... $20,000

         (g)   To record goodwill:

                           Purchase of stock....................................... $36,863
                           Transaction costs.......................................     200
                                                                                    -------
                              Total consideration paid for stock...................  37,063

                           Less: Net book value of
                           assets acquired and
                           liabilities assumed..................................... (10,634)

                           Adjustment to record
                           assets acquired and liabilities
                           assumed at fair market value............................     700
                                                                                    -------
                              Goodwill recorded.................................... $27,129
                                                                                    -------
                                                                                    -------

         (h) To record assets acquired and liabilities assumed at fair market value:

                           Inventories............................................     $400
                           Accrued liabilities....................................      300
                                                                                       ----
                           Total..................................................     $700
                                                                                       ----
                                                                                       ----

                         HAGGAR CORP. AND SUBSIDIARIES
      UNAUDITED-CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDING SEPTEMBER 30, 1998
                                (IN THOUSANDS)

                                         Historical                                         Pro Forma
                                        Year Ending      Jerell, Inc.     Acquisition      Year Ending
                                       Sept. 30,1998      Operations      Adjustments     Sept. 30,1998
                                       -------------     ------------     -----------     -------------
Net Sales                                $402,475         $65,795 (a)                         $468,270

Cost of goods sold                        277,713          45,490 (a)                          323,203
                                         --------         ----------      -----------         --------
    Gross profit                          124,762          20,305 (a)                          145,067

Selling and administrative expenses      (112,296)        (14,257)(a)      (1,467)(b)         (128,020)

Royalty Income                              2,878                                                2,878
                                         --------         ----------      -----------         --------

Operating Income                           15,344           6,048 (a)      (1,467)              19,925
Other income, net                           1,094             (66)(a)                            1,028
Interest expense                           (3,452)           (630)(a)      (2,016)(c)           (6,098)
                                         --------         ----------      -----------         --------

Income before provision (benefit)
  for income taxes                         12,986           5,352 (a)      (3,483)              14,855
Provision (benefit) for income taxes        4,962           1,913 (a)        (671)(d)            6,204
                                         --------         ----------      -----------         --------

Net Income                                 $8,024          $3,439 (a)     $(2,812)              $8,651
                                         --------         ----------      -----------         --------
                                         --------         ----------      -----------         --------

Net income per common share                 $0.94                                                $1.01
Weighted average shares
  outstanding                               8,545                                                8,545


The accompanying notes are an integral part of this statement.

                          HAGGAR CORP. AND SUBSIDIARIES
                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDING SEPTEMBER 30, 1998


The unaudited condensed pro forma consolidated statement of operations for the year ending September 30, 1998, combine the following information:

         1. The historical condensed consolidated statement of operations for Haggar Corp. for the year ending September 30, 1998,

         2. The historical condensed consolidated statement of operations of Jerell, Inc. for the year ending October 31, 1998, and

         3. Pro forma adjustments to reflect the Transaction as if the Transaction had occurred on October 1, 1997, are as follows (in thousands):

               (a) To record Jerell, Inc. operations for the twelve month period ending October 31, 1998.

               (b) The pro forma adjustments to selling and administrative expenses are as follows:

                           To recognize the amortization of goodwill.........     $1,356
                           To recognize the amortization of
                                  non-compete agreements.....................        111
                                                                                  ------

                                    Total....................................     $1,467

               (c)  To recognize the incremental interest expense
                    due to the revolving line of credit debt at 6.3%,
                    which is the average rate for  the twelve months
                    ending September 30, 1998, offset by the reduction in
                    interest expense due to the payment of funds borrowed
                    from a factor at 9%......................................     $2,016

               (d)  To recognize the incremental federal and
                    state income taxes resulting from the
                    consolidation of Jerell, Inc. operating and
                    the pro forma adjustments, using an effective rate
                    of approximately 38.5%...................................      ($671)

                                INDEX TO EXHIBITS

EXHIBIT
NUMBERS                             DESCRIPTION
-------                             -----------
(2)                   Agreement and Plan of Merger dated December 17, 1998, among
                      Haggar Clothing, Co., JI Acquisition, Inc., Jerell, Inc.,
                      and the shareholders named therein.

(10)                  (a) Escrow Agreement dated January 13, 1999, among Hagger
                      Clothing Co., Chase Bank of Texas, and the Seller
                      Representive named therein.

                      (b) Restated Employment Agreement effective November 1,
                      1994, between Jerell, Inc., and the Employee named therein.

                      (c) First Amendment to Restated Employment Agreement dated January 13, 1999, among Jerell, Inc., Haggar
                      Clothing Co., and the Employee named therein.

(99) (a) Financial statements of Jerell, Inc. for the year ending October 31, 1998, including Report of Independent
                      Public Accountants.

                      (b) Consent of Independent Public Accountants.